UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2007

HELICOS BIOSCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33484	05-0587367
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Kendall Square
Building 700
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

(617) 264-1800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01               Regulation FD Disclosure.

On August 15, 2007, Helicos BioSciences Corporation posted investor presentation materials on its web site (www.helicosbio.com) to be used in connection with meetings with investors that management expects to have from time to time. A copy of the presentation materials is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

The foregoing information (including the exhibit hereto) is being furnished under “Item 7.01 – Regulation FD Disclosure.” Such information (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01               Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description
99.1	Investor Presentation dated as of August 15, 2007

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Investor Presentation dated as of August 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELICOS BIOSCIENCES CORPORATION

	By:	/s/ Louise A. Mawhinney
Date: August 15, 2007	Name: Louise A. Mawhinney
Title: Senior Vice President and Chief Financial Officer